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                                                                    Exhibit 99.1
                       Ryder Vehicle Lease Trust 1999-A
                           Payment Date Certificate

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          The undersigned, duly authorized representative of Ryder Truck Rental,
          Inc., as Administrative Agent under the Administration Agreement, among Ryder Truck Rental LT, Ryder Truck Rental I LP, Ryder Truck Rental II LP and Ryder Truck Rental, Inc., dated as of February 1, 1998, as supplemented by that certain Supplement 1999-A to Administration Agreement, dated as of October 1, 1999 (the "Administration Supplement"), certifies as follows pursuant to the Indenture, dated as of October 1, 1999 (the "Indenture"), between
          Ryder Vehicle Lease Trust 1999-A (the "Issuer") and U.S. Bank National Association, as trustee (the "Trustee"):

          1. Capitalized terms used in this Certificate have been defined in the Indenture;

          2.   Ryder Truck Rental, Inc. is the Administrative Agent;

          3.   The undersigned is an Officer of the Administrative Agent; and

          4. The following information is supplied pursuant to Sections 8.03 and 8.04(e) of the Indenture and Section 5.02 of the Amended and Restated Trust Agreement, dated as of October 1, 1999 (the "Trust Agreement") between Ryder Funding LP and Chase Manhattan Bank Delaware, as Owner Trustee:

(i)   SUBI Collections for the Collection Period                                            $15,073,428.49

      Amounts allocable to the 99% 1999-A  SUBI Certificate                                 $14,922,694.21

      Amounts allocable to the 1% 1999-A  SUBI Certificate                                  $   150,734.28

(ii)  Available Funds
           (i)     99% of SUBI Collections                                                  $14,922,694.21
           (ii)    Advances                                                                 $     6,148.64
           (iii)   99% of the Residual Value Surplus Draw Amount                            $         0.00
           (iv)    The Optional Purchase Price                                              $         0.00

(iii) Interest accrued on the Class A Notes during the Accrual Period
                   Class A-1                                                                $         0.00
                      Dollar Amount per $1,000 of original principal balance                $         0.00
                   Class A-2                                                                $         0.00
                      Dollar Amount per $1,000 of original principal balance                $         0.00
                   Class A-3                                                                $   702,689.65
                      Dollar Amount per $1,000 of original principal balance                $       13.013
                  Class A-4                                                                 $   912,925.00
                      Dollar Amount per $1,000 of original principal balance                $       17.225
                  Class A-5                                                                 $ 1,513,342.50
                      Dollar Amount per $1,000 of original principal balance                $       17.825

(iv)  Interest accrued on the Subordinated Notes during the Accrual Period                  $   250,697.33
      Dollar Amount per $1,000 of original principal balance of the Subordinated Notes      $       19.250

                                                                            99-A

(v)   Interest on the Aggregate Certificate Balance of the Trust Certificates                       $   209,027.57
      during the Accrual Period
                     Transferor Trust Certificate Amount                                            $     2,090.28
                     Dollar Amount per $1,000 of original principal balance of the                  $       19.250
                                                                      Transferor Trust Certificate
                     Other Trust Certificates Amount                                                $   206,937.29
                     Dollar Amount per $1,000 of original principal balance of the                  $       19.250
                                                                      Other Trust Certificates

(vi)  Outstanding Amounts as of the day immediately preceding the Payment Date
                     Class A Notes
                         Class A-1                                                                  $         0.00
                             Dollar Amount per $1,000 of original principal balance                 $         0.00
                         Class A-2                                                                  $         0.00
                             Dollar Amount per $1,000 of original principal balance                 $         0.00
                         Class A-3                                                                  $42,077,224.60
                             Dollar Amount per $1,000 of original principal balance                 $      779.208
                         Class A-4                                                                  $53,000,000.00
                             Dollar Amount per $1,000 of original principal balance                 $     1,000.00
                         Class A-5                                                                  $84,900,000.00
                             Dollar Amount per $1,000 of original principal balance                 $     1,000.00
                     Subordinated Notes                                                             $13,023,238.00
                             Dollar Amount per $1,000 of original principal balance                 $     1,000.00
                     Aggregate Certificate Balance of the Trust Certificates                        $10,858,575.00
                             Dollar Amount per $1,000 of original principal balance                 $     1,000.00
(vii) SUBI Collections
                     Deposited into the Note Distribution Account                                   $ 3,128,957.15
                     Class A-1                                                                      $         0.00
                     Class A-2                                                                      $         0.00
                     Class A-3                                                                      $   702,689.65
                     Class A-4                                                                      $   912,925.00
                     Class A-5                                                                      $ 1,513,342.50
                     Deposited into the Certificate Distribution Account                            $   209,027.57

(viii)    (A)        Reserve Fund Balance as of the previous Payment Date                           $ 9,784,476.56
                     Reserve Fund Requirement (constant)                                            $ 9,970,408.92
                     Reserve Fund at the beginning of the Collection Period                         $ 9,784,476.56
                     Reserve Fund at the end of the Collection Period                               $ 9,970,408.92
          (B)        Reserve Fund Deposit Amount (Sub Note Interest / Principal & Bank Interest)    $   370,677.66
          (C)        Reserve Fund Draw Amount                                                       $   168,767.93
          (D)        Reserve Fund Balance after all withdrawals and deposits in respect             $ 9,970,408.92
                     of the Payment Date
          (E)        Change in the Reserve Fund Balance from the prior Payment Date                 $   185,932.36

(ix)  Class A Notes Distribution Amount
                     Class A-1                                                                      $         0.00
                         Dollar Amount per $1,000 of original principal balance                     $         0.00
                     Portion Allocable to Interest                                                  $         0.00
                         Dollar Amount per $1,000 of original principal balance                     $         0.00
                     Class A-2                                                                      $         0.00
                         Dollar Amount per $1,000 of original principal balance                     $         0.00
                     Portion Allocable to Interest                                                  $         0.00
                         Dollar Amount per $1,000 of original principal balance                     $         0.00
                     Class A-3                                                                      $11,710,690.77

                                                                            99-A

                         Dollar Amount per $1,000 of original principal balance                     $      216.865
                     Portion Allocable to Interest                                                  $   702,689.65
                         Dollar Amount per $1,000 of original principal balance                     $       13.013
                     Class A-4                                                                      $   912,925.00
                         Dollar Amount per $1,000 of original principal balance                     $       17.225
                     Portion Allocable to Interest                                                  $   912,925.00
                         Dollar Amount per $1,000 of original principal balance                     $       17.225
                     Class A-5                                                                      $ 1,513,342.50
                         Dollar Amount per $1,000 of original principal balance                     $       17.825
                     Portion Allocable to Interest                                                  $ 1,513,342.50
                         Dollar Amount per $1,000 of original principal balance                     $       17.825
       Certificate Distribution Amount                                                              $   209,027.57
                     Dollar Amount per $1,000 of original principal balance                         $       19.250
                     Portion Allocable to Interest                                                  $   209,027.57
                     Dollar Amount per $1,000 of original principal balance                         $       19.250

(x)    Quarterly Principal Distributable Amount
                     Class A Notes
                      Class A-1                                                                     $         0.00
                         Dollar Amount per $1,000 of original principal balance                     $         0.00
                      Class A-2                                                                     $         0.00
                         Dollar Amount per $1,000 of original principal balance                     $         0.00
                      Class A-3                                                                     $11,008,001.12
                         Dollar Amount per $1,000 of original principal balance                     $      203.852
                      Class A-4                                                                     $         0.00
                         Dollar Amount per $1,000 of original principal balance                     $         0.00
                      Class A-5                                                                     $         0.00
                         Dollar Amount per $1,000 of original principal balance                     $         0.00
                     Subordinated Notes                                                             $         0.00
                         Dollar Amount per $1,000 of original principal balance                     $         0.00
                     Trust Certificates                                                             $         0.00
                         Dollar Amount per $1,000 of original principal balance                     $         0.00
       Optimal Principal Distributable Amount
            Class A Notes
                Class A-1                                                                           $         0.00
                  Dollar Amount per $1,000 of original principal balance                            $         0.00
                Class A-2                                                                           $         0.00
                  Dollar Amount per $1,000 of original principal balance                            $         0.00
                Class A-3                                                                           $11,008,001.12
                  Dollar Amount per $1,000 of original principal balance                            $      203.852
                Class A-4                                                                           $         0.00
                  Dollar Amount per $1,000 of original principal balance                            $         0.00
                Class A-5                                                                           $         0.00
                  Dollar Amount per $1,000 of original principal balance                            $         0.00
            Subordinated Notes                                                                      $         0.00
                  Dollar Amount per $1,000 of original principal balance                            $         0.00
            Trust Certificates                                                                      $         0.00
                  Dollar Amount per $1,000 of original principal balance                            $         0.00
       Principal Shortfall Amount
            Class A Notes
              Class A-1                                                                             $         0.00
                  Dollar Amount per $1,000 of original principal balance                            $         0.00
              Class A-2                                                                             $         0.00
                  Dollar Amount per $1,000 of original principal balance                            $         0.00

                                                                            99-A

                 Class A-3                                                                          $         0.00
                    Dollar Amount per $1,000 of original principal balance                          $         0.00
                 Class A-4                                                                          $         0.00
                    Dollar Amount per $1,000 of original principal balance                          $         0.00
                 Class A-5                                                                          $         0.00
                    Dollar Amount per $1,000 of original principal balance                          $         0.00
                 Subordinated Notes                                                                 $         0.00
                    Dollar Amount per $1,000 of original principal balance                          $         0.00
                 Trust Certificates                                                                 $         0.00
                    Dollar Amount per $1,000 of original principal balance                          $         0.00

  (xi)    Class A-1 Note Factor                                                                          0.0000000
          Class A-2 Note Factor                                                                          0.0000000
          Class A-3 Note Factor                                                                          0.5753560
          Class A-4 Note Factor                                                                          1.0000000
          Class A-5 Note Factor                                                                          1.0000000
          Subordinated Note Factor                                                                       1.0000000
          Certificate Factor (does not include Transferor Trust Certificate)                             1.0000000

  (xii)   Residual Value Losses for the immediately preceding Collection Period                     $    30,050.62
          Residual Value Surplus for the immediately preceding Collection Period                    $       352.20
          Amount on Deposit in the Residual Value Surplus Account                                   $         0.00
          Residual Value Surplus Draw Amount included in Available Funds                            $         0.00
          Residual Value Surplus Draw Amount                                                        $         0.00

 (xiii)   Special Event Purchases during the Collection Period                                      $         0.00
          Aggregate Securitization Value (as of Cutoff Date or during the related Calendar          $         0.00
          Year, as applicable) of Special Event Purchases made year-to-date

  (xiv)   Sales Proceeds Advances included in Available Funds                                       $    78,109.95
          Financial Component Advances included in Available Funds                                        ($477.53)

  (xv)    Payment Date Advance Reimbursement for the Accrual Period
                                      For Credit Losses                                             $     8,853.40
                                      For Sales Proceeds Advances Outstanding for 9 or more months     ($62,630.38)

  (xvi)   Amounts released to the Transferor
                                      As Subordinated Noteholder                                    $    15,977.38
                                      As Holder of the Transferor Trust Certificate                 $         0.00

 (xvii)   Administration Fee for the Collection Period                                              $   500,927.60
          Any unpaid fees in respect of one or more prior Collection Periods                        $         0.00

 (xviii)  Retained SUBI Certificate Distribution Amount                                             $   145,674.41
          Retained SUBI Certificate Amount                                                          $   150,734.28
          Retained Administration Fee for the Collection Period                                     $     5,059.87

  (xix)   Net Investment Earnings on the SUBI Collection Account                                    $    60,765.18
               and the Residual Value Surplus Account

  (xx)    Net Investment Earnings on the Reserve Fund                                               $    59,215.15

                                                                            99-A

  (xxi)   Amount distributable to the Transferor from the Residual Value Surplus Account            $         0.00

IN WITNESS WHEREOF, the undersigned has duly executed
          this Certificate on:                 January 11, 2002

          Ryder Truck Rental as Administrative Agent

                                  /s/ W. Daniel Susik
                                  -------------------------------
                                      W. Daniel Susik
                              Senior Vice President & Treasurer
                                   Ryder Truck Rental, Inc.
                       (Authorized Officer of the Administrative Agent)

                                                                            99-A